SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 14, 2013

Exact Name of Registrant as
Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant’s Telephone Number, Including
Area Code:	(805) 987-9000

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On February 14, 2013, the Company issued a press release announcing the pricing of an underwritten public offering of 4,500,000 shares of its common stock at a price of $9.25 per share.

Item 9.01. Financial Statements and Exhibits

     99.1 Press release dated February 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

February 14, 2013	By: /s/ Richard Vitelle
Date	Richard Vitelle,
Vice President-Finance
(Principal Financial Officer)